LORD ABBETT INVESTMENT TRUST

90 Hudson Street

Jersey City, NJ  07302

September 27, 2007

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC  20549

Re:	Lord Abbett Investment Trust (the “Trust”)
File Nos. 33-68090 and 811-7988

Ladies and Gentlemen:

Pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and the requirements of the current EDGAR Filer Manual and Regulation S-T under the Securities Act, enclosed for filing with the Securities and Exchange Commission (the “Commission”) is Post-Effective Amendment No. 52 to the Trust’s Registration Statement on Form N-1A (the “Amendment”).  The Amendment is being filed to reflect the following changes:

•                  The Trust’s Board of Trustees has established a new series of the Trust designated as “Lord Abbett Floating Rate Fund” (the “Floating Rate Fund”).  The Floating Rate Fund’s investment objective is to seek a high level of current income.  The Fund would pursue its investment objective by investing principally in floating or adjustable rate senior loans.  Shares of the Floating Rate Fund are expected to initially be offered to the public on or about December 14, 2007.

•                  Subject to shareholder approval of a proposal to change the investment objective of Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund (the “Limited Duration Fund”) from “a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities” to “a high level of income consistent with preservation of capital,” the Limited Duration Fund would be permitted to invest primarily in various short duration fixed income securities, including those of corporate issuers, instead of the short and intermediate duration U.S. Government and government-sponsored enterprises securities in which it now primarily invests.  In addition, the Limited Duration Fund’s name would be changed to “Lord Abbett Short Duration Income Fund” and its benchmark would be changed to the Lehman Brothers 1-3 Year Government/Credit Bond Index, to more accurately reflect the Fund’s new investment focus.  Finally, if shareholders approve the new investment objective, the

Limited Duration Fund’s management and Class A Rule 12b-1 fees would be reduced to make them comparable to those of other short duration bond funds.  These changes would become effective on December 14, 2007.

•                  Subject to shareholder approval of proposals to (1) change the investment objective of Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (the “U.S. Government Fund”) from “high current income consistent with reasonable risk” to “a high level of income consistent with preservation of capital” and (2) eliminate the U.S. Government Fund’s fundamental investment restriction that prohibits it from investing in securities other than U.S. Government securities, the U.S. Government Fund would be permitted to invest primarily in various fixed income securities, including those of corporate issuers, instead of the U.S. Government and government-sponsored enterprises securities in which it now primarily invests.  In addition, the U.S. Government Fund’s name would be changed to “Lord Abbett Income Fund” and its benchmark would be changed to the Lehman Brothers Baa Corporate Bond Index, to more accurately reflect the Fund’s new investment focus.  These changes would become effective on December 14, 2007.

The Amendment also reflects certain editorial and other changes.  Prior to the December 14, 2007 effective date, the Trust intends to file another post-effective amendment that will update certain financial and other information contained in the Registration Statement.

Any communication relating to this filing should be directed to Brooke Brown at (201) 827-2279 or the undersigned at (201) 827-2264.

Sincerely,

/s/ Christina T. Simmons
Christina T. Simmons
Vice President and Assistant Secretary